Exhibit 10.8

Supplementary Agreement to the

Equity Interest Pledge Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Pledgee)

Wentao Bai

(Pledgor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

1.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

2.	Wentao Bai (“Pledgor”), having its domicile at ******, Shenzhen, Guangdong Province and holding its ID card No. ************;

3.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21,2014;

2.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

3.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

1.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

2.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Wentao Bai

Wentao Bai

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the

Share Pledge Agreement

Among

Shenzhen FangDD Information Technology Co, Ltd.,

(Pledgee)

Zhou Li

(Pledgor)

And

Shenzhen FangDD Network Technology Co, Ltd.,

August 2018

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

1.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

2.	Li Zhou (“Pledgor”), having its domicile at ***********, Shang Hai Province and holding its ID card No. ************;

3.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

1.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21, 2014;

2.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

3.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

1.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

2.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Li Zhou
Li Zhou

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

4.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

5.	Yi Duan (“Pledgor”), having its domicile at ***********, Shenzhen, Guangdong Province and holding its ID card No. ************;

6.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

4.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21, 2014;

5.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

6.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

3.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

4.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Yi Duan
Yi Duan

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

7.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

8.	Ying Lu (“Pledgor”), having its domicile at ***********, Shenzhen, Guangdong Province and holding its ID card No. ************;

9.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

7.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21, 2014;

8.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

9.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

5.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

6.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Ying Lu
Ying Lu

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)

/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

10.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

11.	Jiaorong Pan (“Pledgor”), having its domicile at ***********, Shanghai and holding its ID card No. ************;

12.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

10.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21, 2014;

11.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

12.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

7.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

8.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Jiaorong Pan
Jiaorong Pan

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Network Technology Co, Ltd.

Supplementary Agreement to the Equity Interest Pledge Agreement

This Supplementary Agreement to the Equity Interest Pledge Agreement (“Supplementary Agreement”) is made in Shenzhen, the People’s Republic of China (“PRC”) as of August 1, 2018 by and among:

13.

Shenzhen FangDD Information Technology Co, Ltd. (“Pledgee”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative;

14.	Jiancheng Li (“Pledgor”), having its domicile at ***********, Shenzhen, Guangdong Province and holding its ID card No. ************;

15.

Shenzhen FangDD Network Technology Co, Ltd. (“Company” or “FangDD”), having its registered office at 18/F, Unit 2, Block B, Kexing Science Park, No. 15 Keyuan Road, High-tech Park Middle Section, Yuehai Street, Nanshan District, Shenzhen and with Yi Duan as its legal representative.

The parties hereto are hereinafter individually referred to as a “Party” or “Other Party” and collectively as the “Parties”.

Whereas:

13.	The Pledgee, the Pledgor and the Company signed the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) on March 21, 2014;

14.	The Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018;

15.

The Pledgee, the Company and Chen Wenjiang, Wentao Bai, Zeng Liqing, Yi Duan, Jiancheng Li, Xi Zeng, Jiaotong Pan, Li Zhou, Zhu Feng, and Ying Lu signed the Agreement on the Cancellation of Business Operation Agreement in 2017 to cancel the Business Operation Agreement signed by these parties on March 21, 2014, and the Pledgee, the Company and the Company’s existing shareholders signed a new Business Operation Agreement in 2017.

NOW, THEREFORE, after friendly consultation among the parties to the Equity Interest Pledge Agreement, the Parties hereby reach this Supplementary Agreement as follows:

9.

The definition clause of “Purchase Option Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 4 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, the Pledgor and the Company signed on March 21, 2014 the Purchase Option Agreement (“Purchase Option Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request” shall be changed to “the Pledgee, the Pledgor and the Company signed the Purchase Option Agreement on March 21, 2014 and signed the Supplementary Agreement to the Purchase Option Agreement in August 2018 (collectively referred to as “Purchase Option Agreement” or “Agreement”) whereby the Pledgor shall, to the extent permitted by the laws of the PRC, transfer all or part of its shares in FangDD to the Pledgee and/or any other entities or individuals designated by the Pledgee at the Pledgee’s request”.

10.

The definition clause of “Master Agreement” in the Equity Interest Pledge Agreement (namely Sub-clause 6 of the “whereas” clause in the Equity Interest Pledge Agreement) “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) on March 21, 2014” shall be changed to “the Pledgee, FangDD and its shareholders signed the Business Operation Agreement (collectively referred to as “Master Agreement” together with the Purchase Option Agreement and the Service Agreement) in 2017”.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Information Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Information Technology Co, Ltd.

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

/s/Jiancheng Li
Jiancheng Li

(This page is intentionally left blank as the signature page of the Supplementary Agreement to the Equity Interest Pledge Agreement)

Shenzhen FangDD Network Technology Co, Ltd. (Seal)
/s/Shenzhen FangDD Network Technology Co, Ltd.